SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549



                                 FORM 8-K



                              CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of the
                    Securities and Exchange Act of 1934



      Date of Report (Date of earliest event reported) July 19, 2001





                      STREICHER MOBILE FUELING, INC.
          (Exact name of registrant as specified in its charter)



                                         Florida
              (State or other jurisdiction of incorporation)



             000-21825                     65-0707824
      (Commission File Number) (IRS Employer Identification No.)



          Streicher Mobile Fueling, Inc.
          800 W. Cypress Creek Rd., Suite 580
          Fort Lauderdale, Florida                       33309
          (Address of principal executive office) (Zip Code)



Registrant's telephone number, including area code  (954) 308-4200

ITEM 5.        OTHER EVENTS

     On August 2, 2001, Streicher Mobile Fueling, Inc. (the "Company") announced the appointment of David S. Clodfelter as Sr. Vice President - Chief Financial Officer and Chief Information Officer effective July 19, 2001 and the resignation of Walter B. Barrett, the Company's Chief Financial Officer since July 1997, effective July 19, 2001.

     An August 2, 2001, Press Release is incorporated by reference and is attached hereto as Exhibit 99.1.

Item 7.        Financial Statements, Pro Forma Financial Information and
Exhibits.

  (a)     None

  (b)     None

  (c)     Exhibits

          99.1      Press Release dated August 2, 2001

ITEM 8.        CHANGE IN FISCAL YEAR

     On July 19, 2001, the Board of Directors of the Company approved a change of the Company's fiscal year-end to June 30 from January 31, effective June 30, 2001, and directed that a Form 10-Q/T report be timely filed with the Securities and Exchange Commission for the five month period ended June 30, 2001. The Board of Directors believes that the change to a June 30th fiscal year will enable SMF to report its results on a calendar quarter basis like the majority of reporting companies in the petroleum, energy and transportation sectors, and therefore allow for more coverage by the investment community. In addition, a June 30 year-end will enable SMF to report on a more natural business year consistent with the seasonality impact on its operating performance.

     An August 2, 2001, Press Release is incorporated by reference and is attached hereto as Exhibit 99.1.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              STREICHER MOBILE FUELING, INC.


Date:  August 2, 2001         By:   /s/Richard E. Gathright
                                 Richard E. Gathright
                                 President and Chief Executive Officer